Exhibit 10(a)



            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4 No. 333-68842) pertaining to Lincoln National Variable Annuity Account C, which is incorporated by reference into Post-Effective Amendment No. 15, and to the use therein of our reports dated (a) March 19, 2007, with respect to the 2006 consolidated financial statements of The Lincoln National Life Insurance Company, (b) March 7, 2007, with respect to the 2006 financial statements of Lincoln National Variable Annuity Account C,
(c) March 19, 2007, with respect to the 2006 consolidated financial statements of Jefferson-Pilot Life Insurance Company and subsidiary, (d) April 23, 2007, with respect to the 2006 consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiary, and (e) July 2, 2007, with respect to the 2006 supplemental consolidated financial statements of The Lincoln National Life Insurance Company.

                                        /s/ Ernst & Young LLP


Fort Wayne, Indiana
December 17, 2007